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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


         Date of Report (Date of earliest event reported): May 12, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    1-12387                  76-0515284
(State or other jurisdiction of      (Commission           (I.R.S. Employer of
 incorporation or organization)      File Number)    Incorporation Identification No.)



       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS              60045
         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

         On May 12, 2005, Tenneco Automotive Inc. announced that it intends to move its muffler and exhaust system operations supplying Harley Davidson from the Company's facility in Salinas, California to its Seward and Lincoln, Nebraska facilities. The company also announced that it intends to consolidate engineering for Harley Davidson at its North American emission control engineering center in Grass Lake, Michigan. The proposed move would take place over the next 15 months and impact roughly 190 employees currently employed at the Salinas plant. The proposed move is designed to improve efficiency and reduce costs by moving operations closer to the customer and filling existing manufacturing capacity. A copy of the press release announcing the proposed move is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.         Description
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99.1                Tenneco Automotive's press release dated May 12, 2005.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO AUTOMOTIVE INC.


Date:    May 12, 2005                            By: /s/ Kenneth R. Trammell
                                                    ------------------------
                                                    Kenneth R. Trammell
                                                    Senior Vice President and
                                                    Chief Financial Officer